EXHIBIT 31.3

Certification by the Principal Executive Officer Pursuant

to Section 302 of the Sarbanes-Oxley Act of 2002

I, William A. Coskey, P.E., certify that:

1.	I have reviewed this Report on Form 10-K/A (Amendment No. 1) of ENGlobal Corporation;

2.

Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;

Date: April 1, 2024	/s/ William A. Coskey
William A. Coskey, P.E.
Chief Executive Officer